EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended January 31, 2020 of TOGA LIMITED (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Alexander D. Henderson, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Quarterly Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

2.	The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: February 17, 2021

By:	/s/ Alexander D. Henderson
Name:	Alexander D. Henderson
Title:	Chief Financial Officer (Principal Financial Officer)